HUMATECH, INC.
                             AN ILLINOIS CORPORATION

                            STOCK PURCHASE AGREEMENT
                           AND INVESTOR QUESTIONNAIRE

     1.     PURCHASE  OF  SHARES:  The  undersigned  (the  "Purchaser")  hereby
            --------------------
irrevocably offers to purchase (i) One Million Three Hundred Seventy Five Thousand (1,375,000) shares (the "Common Stock") of common stock, and (ii) warrants (the "Warrants" and, collectively with the Common Stock, the "Shares") to acquire an additional One Million Three Hundred Seventy Five Thousand (1,375,000) shares of common stock, in form and substance substantially similar to Exhibit B attached hereto and made a part hereof, of Humatech, Inc., an Illinois corporation (the "Company"), for the sum of Five Hundred Fifty Thousand ($550,000), which amount, when and if accepted by the Company, will constitute the payment by the Purchaser of the purchase price for the Shares (the "Purchase Price"). The Purchaser shall pay the Purchase Price in accordance with the following table:

     a.     $50,000  previously  paid  on  June  1,  2001  (125,000  shares)
                                           --------------
     b.     $50,000  previously  paid  on  July  5,  2001  (125,000  shares)
                                           --------------
     c.     $25,000  previously  paid  on  July  31,  2001  (62,500  shares)
                                      ---------------
     d.     $30,000  previously  paid  on  August  9,  2001  (75,000  shares)
                                      ----------------
     e.     $395,000  to  be paid by 5pm CST on Friday, August 24, 2001 (987,500
                                                        ---------------
            shares).

     Upon receipt of payment, the Company shall promptly deliver to Purchaser stock certificates in the name of the Purchaser for the number of shares indicated above.

     2.     REPRESENTATIONS,  WARRANTIES  AND  AGREEMENTS  BY  PURCHASER:  The
            ------------------------------------------------------------
Purchaser  hereby  represents,  warrants  and  agrees  as  follows:

            (a) The Shares are being purchased by the Purchaser and not by any other person, with the Purchaser's own funds and not with the funds of any other person, and for the account of the Purchaser, not as a nominee or agent and not for the account of any other person. On acceptance of this Stock Purchase Agreement by the Company, no other person will have any interest, beneficial or otherwise, in the Shares. The Purchaser is not obligated to transfer the Shares to any other person nor does the Purchaser have any agreement or understanding to do so. The Purchaser is purchasing the Shares for investment for an indefinite period not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition. The Purchaser has no intention of selling, granting any participation in, or otherwise distributing or disposing of any Shares. The Purchaser does not intend to subdivide the Purchaser's purchase of Shares with any person.

            (b) The Purchaser has been advised that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Shares is to be effected and the Shares will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of section 4(2) of the Act and/or Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission under the Act, and under any applicable state blue sky authority. The Purchaser understands that the Company is relying in part on the Purchaser's representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the Purchaser's representations, the Purchaser has in mind merely acquiring Shares for resale on the occurrence or nonoccurrence of some predetermined event. The Purchaser has no such intention.

            (c) The Purchaser, either alone or with the Purchaser's professional advisers (i) are unaffiliated with, have no equity interest in (other than as set forth in the Investor Questionnaire attached hereto), and are not compensated by, the Company or any affiliate or selling agent of the Company, directly or indirectly; (ii) has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in Shares; and (iii) has the capacity to protect the Purchaser's own interests in connection with the Purchaser's proposed investment in the Shares.

            (d) The Purchaser acknowledges that the Purchaser has been furnished with such financial and other information concerning the Company, the directors and officers of the Company, and the business and proposed business of the Company as the Purchaser considers necessary in connection with the Purchaser's investment in Shares. As a result, the Purchaser is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with officers of the Company any questions the Purchaser may have had with respect thereto. The Purchaser understands:

               (i) The risks involved in this investment, including the speculative nature of the investment;

               (ii) The financial hazards involved in this investment, including the risk of losing the Purchaser's entire investment;

               (iii) The lack of liquidity and restrictions on transfers of the Shares; and

               (iv)    The  tax  consequences  of  this  investment.

     The Purchaser has consulted with the Purchaser's own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Purchaser in the Shares and the merits and risks of an investment in the Shares.

            (e) Understanding that the investment in Shares is highly speculative, the Purchaser is able to bear the economic risk of such investment. The Purchaser is an "Accredited Investor" because Purchaser either:

               (i) has a net worth of at least $1,000,000 (including home and personal property), OR

               (ii) had an individual income of more than $200,000 in each of the two most recent calendar years, and reasonably expects to have an individual income in excess of $200,000 in the current calendar year; or along with Purchaser's spouse had joint income in excess of $300,000 in each of the two most recent calendar years, and reasonably expects to have a joint income in excess of $300,000 in the current calendar year.

     For purposes of this Stock Purchase Agreement, "individual income" means "adjusted gross income" as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the "Code"), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040), (iii) any deduction claimed for depletion under
Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

     For purposes of this Stock Purchase Agreement, "joint income" means, "adjusted gross income," as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and
(iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

     For the purposes of the Stock Purchase Agreement, "net worth" means (except as otherwise specifically defined) the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgages and income taxes on unrealized appreciation of assets.

            (f) If the Purchaser is an individual, the Purchaser is over 21 years of age; and if the Purchaser is an unincorporated association, all of its members are of such age.

            (g) If the Purchaser is a corporation, partnership, employee benefit plan or IRA, the Purchaser was either:

                  (i) not formed for the purpose of investing in the Shares, has or will have other substantial business or investments, and is (please check one):

                       _____ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; OR

                       _____ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; OR

                       __X__ each of its shareholders, partners, or beneficiaries is an Accredited Investor; OR

                       _____ the plan is a self directed employee benefit plan and the investment decision is made solely by a person that is an Accredited Investor; OR

                       _____ a corporation, a partnership, or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

                  (ii) formed for the specific purpose of investing in the Shares, and is an Accredited Investor because each of its shareholders or beneficiaries is an Accredited Investor.

            (h)   If  the  Purchaser  is  a  Trust,  the  Purchaser  was either:

                  (i) not formed for the specific purpose of investing in the Shares, and is an Accredited Investor because (please check one):

                       _____ the trust has total assets in excess of $5,000,000 and the investment decision has been made by a "sophisticated person"; OR

                       _____ the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; OR

                       _____ the undersigned trustee certifies that the trust is an Accredited Investor because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) is an Accredited Investor; OR


                       _____ the undersigned trustee certifies that the trust is an Accredited Investor because all of the beneficial owners of the trust are Accredited Investors

                  (ii) formed  for  the  specific  purpose  of investing in the
                       Shares, and the undersigned trustee certifies that the trust is an Accredited Investor because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the
                       (each) grantor(s) is an Accredited Investor.

            (i) The Purchaser, if not an individual, is empowered and duly authorized to enter into this Stock Purchase Agreement under any governing document, partnership agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like; this Stock Purchase Agreement constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms; and the person signing this Stock Purchase Agreement on behalf of the Purchaser is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.

            (j) The Social Security Number or taxpayer identification shown in this Stock Purchase Agreement is correct, and the Purchaser is not subject to backup withholding because (i) the Purchaser has not been notified that he or she is subject to backup withholding as a result of a failure to report all interest and dividends or ii) the Internal Revenue Service has notified the Purchaser that he or she is not longer subject to backup withholding.

            (k) The Purchaser hereby acknowledges and agrees that this Stock Purchase Agreement is an offer by the Purchaser to purchase the Shares, which offer may be accepted or declined by the Company. The Purchaser hereby further acknowledges that this Stock Purchase Agreement does not constitute an offer by the Company to sell securities or a solicitation of an offer to buy securities.

            (l) The Purchaser has accurately completed the Investor Questionnaire attached hereto as Exhibit A and incorporated by reference herein.

     3.     REPRESENTATIONS,  WARRANTIES  AND  AGREEMENTS  BY  COMPANY:
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The  Company  hereby  represents,  warrants  and  agrees  as  follows:

            (a)   The  Company  hereby grants to Purchaser, for a period of five
(5)  years from the date hereof, a preemptive right to a pro rata portion of New
                                                         --- ----
Securities (as defined below) which the Company, from time to time, may sell or issue; provided, however, that this right shall not apply to the first 1,375,000
       --------
New  Securities  issued  by  the  Company.  Purchaser's  pro  rata  portion, for
                                                         ---  ----
purposes of this Section 3(a), is the ratio of the number of shares owned by Purchaser (including common stock issuable upon exercise of warrants and vested stock options) to the total number of shares owned by all stock holders (including common stock issuable upon exercise of warranted and vested stock options). New Securities shall mean any common stock of the Company, whether now authorized or not, and rights, options or warrants to purchase common stock, and securities of any type whatsoever that are or may become convertible into or exchangeable for common stock; provided that the term New Securities does not
                                  --------
include (i) common stock issued as a stock dividend to holders of common stock or upon any subdivision or combination of shares of common stock, or (ii) the issuance of stock options, or shares of common stock issued upon exercise of stock options, which are issued pursuant to a Company employee, director, or consultant benefit or compensation plan approved by the Company's Board of Directors in the ordinary course of business. The Company agrees to, within fifteen  (15)  days  of  its  sale  of  New Securities which are subject to this
Section 3(a), give notice to Purchaser of Purchaser's rights hereunder, and Purchaser shall have fifteen (15) days from the date of receipt of such notice to purchase its pro rata share of New Securities for the price and upon the
                   ---  ----
terms  specified  in  the  notice.

            (b) If, during the first five (5) years following this Agreement, the Company or its controlling shareholders enter into Change of Control Transaction (defined below), then the Company shall take reasonable steps to ensure that acquiring party in the Change of Control Transaction makes an offer to Purchaser to acquire the Common Stock then owned by Purchaser on the same terms as offered to other. Purchaser shall have ten (10) days to accept or deny any such offer. A Change of Control Transaction shall include (i) the consummation of a merger, consolidation, sale of the Company's stock, or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; or (ii) the sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company. The term Change in Control Transaction shall not include: (a) a transaction the sole purpose of which is to change the state of the Company's incorporation, or (b) a secondary public offering by the Company.

            (c) So long as Purchaser is a holder of at least ten percent (10%) of the Company's common stock (including exercisable warrants and options), Purchaser MAY nominate one (1) individual to serve on the Company's Board of Directors. Said nominee may be removed by the Company's Board of Director for "Cause", defined as the commission of a felony, the breach of a fiduciary duty owed to the Company, or the willful commission of a dishonest act affecting the Company.

            (d) The Company agrees to promptly procure and to herewith maintain, for a period of five (5) years from the date hereof, a key man life insurance policy respecting David Williams that is reasonably priced and reasonably acceptable to Purchaser that provides for coverage of not less than one million dollars ($1,000,000). The Company shall be the beneficiary of such policy.

            (e) The Company agrees that it shall obtain and maintain, for so long as Purchaser has a nominee on its Board of Directors pursuant to subsection
(c) hereof, at its own cost and expense (not to exceed $18,000 per year), an errors and omissions insurance policy including director liability coverage that is reasonable acceptable to Purchaser.

            (f) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois, with all requisite corporate power and authority to execute, deliver, and perform this Agreement. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement is a valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or similar laws generally affecting the enforcement of creditors' rights. Neither the execution and delivery of this Agreement nor the fulfillment of or compliance with the terms or provisions hereof or thereof will result in a breach of the terms, conditions, or provisions of, or constitute a default under, or result in a violation of, the Certificate of Incorporation or Bylaws of the Company or any agreement, contract, instrument, order, judgment or decree to which the Company is a party or by which it is bound, or violate any provision of any applicable law, statute or rule or regulation or any order, decree, writ or injunction of any court or governmental entity.

            (g) The Company Common Stock, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized in all necessary corporate action, validly issued and fully paid and non-assessable.

            (h) No materially adverse condition or event has occurred respecting the Company since the Company's last filing with the Securities and Exchange Commission under the Securities and Exchange Act of 1934.

            (i) The Company acknowledges that, at any time after a 90 day waiting period following the date hereof, Purchaser may make a written request of the Company for registration under the Securities Act of 1933 of all of the Shares (including the shares of common stock underlying the exercise of the Warrants) then owned by Purchaser (the "Demand Request"). The Company shall file a registration statement for the securities identified in the Demand Request within 45 days of receive thereof, and shall use its best efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing. Purchaser agrees to I) pay one half of the costs related to such Demand Request and II) to fund the remainder of the costs related to the Demand Request in exchange for a promissory note from the Company equal to such amount, the terms of which shall be mutually agreed by the Company and Purchaser.

            (j) The Company shall timely file all reports and other information required to be filed by Section 13 or 15(d) under the Securities and Exchange Act of 1934 (the "1934 Act"), as amended, as the case may be, as shall be necessary in order that the conditions to the availability of Rule 144 of the 1934 Act in connection with the sale of shares of common stock by Purchaser shall be met, at no cost to Purchaser.

     4.     AGREEMENT  TO REFRAIN FROM RESALES:  Without in any way limiting the
            ----------------------------------
representations and warranties herein, the Purchaser further agrees that the Purchaser shall in no event pledge, hypothecate, sell, transfer, assign or otherwise dispose of any of the Shares, nor shall the Purchaser receive any consideration for the Shares from any person, unless and until prior to any proposed pledge, hypothecation, sale, transfer, assignment or other disposition Purchaser has given the Company fourteen (14) days advance written notice of such transaction.

     5.     CERTIFICATES  REPRESENTING  SHARES  TO  BE  LEGENDED:  The Purchaser
            ----------------------------------------------------
understands and agrees that any certificate representing the Shares or relating to the Shares may bear such legends as the Company may consider necessary or advisable to facilitate compliance with the Act, applicable state blue sky laws, and any other securities law, including without limitation legends stating that the Shares have not been registered under the Act or qualified under the Law and setting forth the limitations on dispositions imposed hereby.

     6.     SHARES  WILL  BE  RESTRICTED  SECURITIES:  The Purchaser understands
            ----------------------------------------
that the Shares will be "restricted securities" as that term is defined in Rule 144 under the Act and, accordingly, that the Shares must be held indefinitely unless they are subsequently registered under the Act and qualified under applicable state blue sky law and any other applicable securities law or exemptions from such registration and qualification as are available. The Purchaser understands that, except as provided in Section 3 herein, the Company is under no obligation to register the Shares under the Act, to qualify the Shares under any securities law, or to comply with any exemption under the Act or any other law. The Purchaser understands that Rule 144 prevents the sale of any of the Shares for at least one year, and only then under certain specific circumstances.

     7.     COMPANY  MAY REFUSE TO TRANSFER:  Notwithstanding the foregoing, if,
            -------------------------------
in the opinion of counsel for the Company, the Purchaser has acted in a manner inconsistent with the representations and warranties in this Stock Purchase Agreement, the Company may refuse to transfer the Purchaser's Shares until such time as counsel for the Company is of the reasonable opinion that such transfer will not require registration of the Shares under the Act or qualification of the Shares under applicable blue sky law or any other securities law. The Purchaser understands and agrees that the Company may refuse to acknowledge or permit any disposition of the Shares that is not in all respects in compliance with this Stock Purchase Agreement and that the Company intends to make an appropriate notation in its records to that effect.

     8.     INDEMNIFICATION:  The  Purchaser  hereby  agrees  to  indemnify  and
            ---------------
defend the Company and its directors and officers and hold them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

            (a) Any breach of or inaccuracy in the Purchaser's representations, warranties or agreements herein;

            (b) Any disposition of any Shares contrary to any of the Purchaser's representations, warranties or agreements herein;

            (c) Any action, suit or proceeding based on (i) a claim that any of said representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or any director or officer of the Company under the Act, or (ii) any disposition of any Shares.

     9.     SUCCESSORS:  The  representations,  warranties  and  agreements
            ----------
contained in this Stock Purchase Agreement shall be binding on the Purchaser's successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company and its directors and officers.

     10.    ATTORNEYS FEES:  In the event of a dispute involving this Agreement,
            --------------
the prevailing party shall be entitled to receive from the non-prevailing party, attorneys fees and costs of litigation, including costs of experts and court costs.

     11.    MISCELLANEOUS:
            --------------

            (a) No modification or amendment of this Agreement or any waiver of any provision hereof shall be of any force or effect except by a written document signed by both parties which specifically references this Agreement.

            (b) All notices or advices required or permitted to be given by or pursuant to this Agreement, shall be given in writing. All such notices and advices shall be (i) delivered personally, (ii) delivered by facsimile or delivered by U.S. Registered or Certified Mail, Return Receipt Requested mail, or (iii) delivered for overnight delivery by a nationally recognized overnight courier service. Such notices and advices shall be deemed to have been given
(i) the first business day following the date of delivery if delivered personally or by facsimile, (ii) on the third business day following the date of mailing if mailed by U.S. Registered or Certified Mail, Return Receipt Requested, or (iii) on the date of receipt if delivered for overnight delivery by a nationally recognized overnight courier service. All such notices and advices and all other communications related to this Agreement shall be given as follows:

            If  to  Purchaser:        Medical  Media  Technologies,  LLC
                                      2700  N.  Hemlock  Ct.  Suite  111-B
                                      Broken  Arrow,  OK  74012
                                      918-251-8705  -  Telephone
                                      918-251-8708  -  Facsimile

            If  to  Company:          HumaTech,  Inc.
                                      1718  Fry  Rd.  #450
                                      Houston,  TX  77084
                                      800-729-0898  -  Telephone
                                      281-828-2530  -  Facsimile


            or to such other address as the party may have furnished to the other parties in accordance herewith, except that notice of change of addresses shall be effective only upon receipt.


            (a) This Agreement, and all the provisions of this Agreement, shall be deemed drafted by all of the parties hereto. This Agreement shall not be interpreted strictly for or against any party, but solely in accordance with the fair meaning of the provisions hereof to effectuate the purposes and intent of this Agreement.

            (b) This Agreement may be executed in coun-ter---parts, each of which shall be deemed an original. This Agreement shall become effective only when all of the parties hereto shall have executed the original or counterpart hereof. This agreement may be executed and delivered by a facsimile transmission of a counterpart signature page hereof.

            (c) A party to this Agreement may decide or fail to require full or timely performance of any obligation arising under this Agreement. The decision or failure of a party hereto to require full or timely performance of any obligation arising under this Agreement (whether on a single occasion or on multiple occasions) shall not be deemed a waiver of any such obligation. No such decisions or failures shall give rise to any claim of estoppel, laches, course of dealing, amendment of this Agreement by course of dealing, or other defense of any nature to any obligation arising hereunder.

            (d) Time is of the essence with respect to each obligation arising under this Agreement. The failure to timely perform an obligation arising hereunder shall be deemed a failure to perform the obligation.

            (e) In the event any provision of this Agreement, or the application of such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, or unenforceable to any extent for any reason, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful, or unenforceable, shall not be affected and shall continue to be enforceable to the fullest extent permitted by law.


TYPE  OF  OWNERSHIP  (Check  One):


     ____  INDIVIDUAL  OWNERSHIP             ____  PARTNERSHIP

     (One  signature  required)              (Please  include  a  copy  of  the
                                             Statement  of  Partnership  of
                                             Partnership  Agreement  authorizing
                                             signature)


     ____  COMMUNITY  PROPERTY               __X__  CORPORATION

     (One signature required)                (Please  include  Articles  of
                                             Incorporation  and  Certified
                                             Corporate  Resolution  authorizing
                                             signature)


     ____  TENANTS  IN  COMMON               ____  TRUST

     (Both  parties  must  sign)             (Please include name of trust, name
                                             of  trustee,  and  date  trust  was
                                             formed  and  include  copy  of  the
                                             Trust  Agreement  or  other
                                             authorization)


     ____  JOINT  TENANTS

     (Both  parties  must  sign)

     I, the undersigned, hereby certify under penalty of perjury under the laws of the State of Texas, that the information contained herein is complete and accurate and may be relied on by the Company. I will notify the Company promptly of any material change in any of such information.






INVESTOR:                                      CO-INVESTOR:
--------                                       -----------


Medical  Media  Technologies,  LLC             _________________________________
----------------------------------             Print  or  type  name
Print  or  type  name

/s/ Dale B. Donaldson
___________________________________            _________________________________
Signature                                      Signature

Dated:  August  24,  2001                      Dated:  ______________,  2001


Dale  B. Donaldson, Managing Member            _________________________________
-----------------------------------
Name  and  title  of  person signing           Relation, if any, to Investor
on  behalf  of  investor,  if  applicable

73-1609233                                     _________________________________
----------
Soc.  Security  or  Tax  ID  Number            Soc. Security or Tax ID Number


Address:                                       Address:


2700  N.  Hemlock  Ct.  Suite  111-B           _________________________________


Broken  Arrow,  OK  74012                      _________________________________


THIS STOCK PURCHASE AGREEMENT IS ACCEPTED BY THE COMPANY WHEN EXECUTED AND DATED BELOW.

Humatech,  Inc.
an  Illinois  corporation

/s/ David Williams
_______________________________                   Dated:  ________________, 2001
By:     David  Williams
Its:    President

                                       EXHIBIT A


                               INVESTOR  QUESTIONNAIRE
                      (to  be  completed  by  each  Purchaser)


Name:                              Not  Applicable
                                   ---------------

Home  Phone

Work  Phone:

1.     a.  State  of  Residence:
       b.  For  how  long?
       c.  Do  you  maintain  a  residence  in  any  other  state?


2.     In  which  state(s)  do  you

           a.  File  state  income  tax  returns  :
           b.  Vote:
           c.  Hold  current  driver's  license:
           d.  Maintain  a  house  or  apartment:

3.     What  is  your  present  age?
       What  is  your  date  of  birth?

4. Is your net worth in excess of $1,000,000? (For purposes of this question, you may include your spouse's net worth and may include the fair market value of your home, home furnishings and automobiles).

       Yes  (    )   No  (    )

5. Was your individual gross income during each of the past two years in excess of $200,000?

       Yes  (    )   No  (    )

6. If your answer to question 5 was yes, do you reasonably anticipate that your gross income for the current year will be in excess of $200,000?

       Yes  (    )  No  (    )


7. Was your joint gross income with your spouse in excess of $300,000 in each of the last two years?

       Yes  (    )  No  (    )

8. If your answer to question 7 was yes, do you reasonably anticipate that your joint gross income with your spouse for the current year will be in excess of $300,000?

       Yes  (    )  No  (     )

9. Does this investment exceed twenty percent (20%) of your net worth? (For purposes of this question, you may include your spouse's net worth and the fair market value of your home, home furnishings and automobiles).

       Yes  (    )  No  (    )

10. Does this investment exceed ten percent (10%) of your net worth? (For purposes of this question, you may include your spouse's net worth and the fair market value of your home, home furnishings and automobiles).

       Yes  (    )  No  (    )

11.    Your  estimated  gross  income  for  2001  is:
           Less  than  $75,000     _____
           $75,000  -  $200,000     _____
           Over  $200,000     _____

12.    Your  gross  income  for  2000  was:
           Less  than  $75,000     _____
           $75,000  -  $200,000     _____
           Over  $200,000     _____

13.    Your  gross  income  for  1999  was:
           Less  than  $75,000     _____
           $75,000  -  $200,000     _____
           Over  $200,000     _____

14.    Current  estimated  Net  Worth  (exclusive  of  home,  automobiles):
           Less  than  $150,000     _____
           $150,000  -  $250,000     _____
           Over  $250,000     _____


15.    Investment  Experience:

       (A) Please indicate the frequency of your investment in securities that are registered and transferred on one or more of the major United States securities exchanges: Often _____ Occasionally _____ Seldom _____ Never
_____.

       (B) Please indicate the frequency of your investment in securities which are purchased, sold or transferred in private transactions: Often _____
Occasionally  _____   Seldom  _____
Never  _____

       (C) If your answer to (A) or (B) above was Seldom or Never, please provide your qualifications in evaluating the merits and risks of this investment?

______________________________________________________________________________
_______________________________________________________________________________

16. Describe below any business or personal relationship you have with any affiliates of the officers or directors of the Company or any of its affiliates, subsidiaries or business entities in conjunction with this purchase of Shares in the Company, including a statement of the name of the individual(s)and the length of time you have know such individual(s).

______________________________________________________________________________
_______________________________________________________________________________

17. Have you participated in any prior investments or other business transactions with the Company or its officers, directors, employees, agents or any of its affiliates?

       Yes  (   )  No  (   )  --  If  yes,  please  describe:

______________________________________________________________________________
_______________________________________________________________________________

18.    Do  you  currently  have  an  equity  interest  in  the  Company?

       Yes  (   )  No  (   )  --  If  yes,  please  describe:

______________________________________________________________________________
_______________________________________________________________________________